UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 8, 2020
(Date of earliest event reported)

CSAIL 2019-C15 Commercial Mortgage Trust

(Central Index Key Number 0001763502)

(Exact name of issuing entity)

Column Financial, Inc.

(Central Index Key Number 0001628601)

3650 REIT

(Central Index Key Number 0001767304)
Societe Generale Financial Corporation

(Central Index Key Number 0001755531)

BSPRT CMBS Finance, LLC

(Central Index Key Number 0001722518)

(Exact name of sponsor as specified in its charter)

Credit Suisse Commercial Mortgage Securities Corp.

(Central Index Key Number 0001654060)

(Exact name of registrant as specified in its charter)

Delaware	333-227081-01	47-5115713
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Madison Avenue New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 325-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K, dated and filed on April 8, 2020 (the “Original Form 8-K”), with respect to CSAIL 2019-C15 Commercial Mortgage Trust.

This amendment clarifies that effective April 8, 2020, 3650 REIT Loan Servicing LLC was appointed as the special servicer with respect to the CSAIL 2019-C15 Commercial Mortgage Trust. Such appointment was made pursuant to Section 7.01 of the Pooling and Servicing Agreement filed as Exhibit 4.1 to the Current Report on Form 8-K filed on March 6, 2019 (the “PSA”), which such PSA is dated as of March 1, 2019, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Effective April 8, 2020, 3650 REIT Loan Servicing LLC replaced Midland Loan Services, a Division of PNC Bank, National Association, which effective the same date was terminated as special servicer by the Directing Certificateholder for CSAIL 2019-C15 Commercial Mortgage Trust pursuant to Section 7.01(d) of the PSA.

No other changes have been made to the Original Form 8-K other than as described above. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the PSA.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2020	CREDIT SUISSE COMMERCIAL MORTGAGE SECURITIES CORP. (Registrant)

	By:	/s/ Charles Y. Lee
Name: Charles Y. Lee
Title: President and CEO